Confidential – For Internal Use Only Career Education Investor Presentation Fall 2014 “14 th Annual BMO Capital Markets Back to School Education Conference” Exhibit 99.1

Confidential – For Internal Use Only
Cautionary Statements & Disclosures

This presentation contains “forward-looking statements,” as defined in Section 21E of the Securities Exchange Act of
1934, as amended, that reflect our current expectations regarding our future growth, results of operations, cash flows, performance and business prospects and opportunities, as well as assumptions made by, and information currently available to, our management. We have tried to identify forward-looking statements by using words such as “will,”
“believe,” “moving closer to,” “opportunities,” “expect,” “estimate,” “beginning to” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to us and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Item 1A,“Risk Factors” of our Annual Report on Form 10-K for the year ended December 31, 2013 that could cause our actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Except as expressly required by the federal securities laws, we undertake no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason.
Certain financial information is presented on a non-GAAP basis.   The Company believes it is useful to present non-GAAP
financial measures which exclude certain significant items as a means to understand the performance of its core business.  As a general matter, the Company uses non-GAAP financial measures in conjunction with results presented in accordance with GAAP to help analyze the performance of its core business, assist with preparing the annual operating plan, and measure performance for some forms of compensation. In addition, the Company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the Company's historical results and to provide estimates of future performance and that failure to report non-GAAP measures could result in a misplaced perception that the Company's results have underperformed  or exceeded expectations.  The most directly comparable GAAP information and a reconciliation between the non-GAAP and GAAP figures are provided at the end of this presentation, and this presentation (including the reconciliation) has been posted to our website.

Confidential – For Internal Use Only Agenda 2 • Education Industry Dynamics • Evolution of Career Education • Main Objectives of Turnaround Strategy and Progress Report • Key Financial Metrics

Confidential – For Internal Use Only
U.S. Macro Education Market Drivers

• U.S. population has low level of educational attainment.
• Approximately 3 million jobs are unfilled due to a worker skills gap
(1)
.
• Proprietary segment serves an under served demographic with a higher concentration of minority students and older students than attend traditional schools.
• Due to student dependency on tuition assistance (Title IV funds), the proprietary segment is highly regulated by the Department of Education,
Accreditors and States.
(1)
Source:  Bureau of Labor Statistics

Confidential – For Internal Use Only
Earnings Power of Postsecondary Education

($ 000)
• Meaningful correlation between post secondary education and lifetime earnings.
• For-profit college students that earned a Bachelor’s degree earn an average salary greater than those students that earned their degrees from public and private colleges
(2)
.
(2) National Center for Education Statistics issued a report in July 2014 which included data from students who earned a Bachelor’s
Degree in 2007-2008.  The data from the report was derived from surveys conducted approximately four year’s post graduation.
(1) Georgetown University Center on Education and the Workforce (June 2010).
$1,198
$1,767
$2,240
$2,255
$3,380
$3,837
$0
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
$4,500
High School
Dropout
High School
Graduate
Some College Associate's
Degree
Bachelor's Degree Master's Degree
Average Lifetime Earnings
(1)

Confidential – For Internal Use Only
Career Education Corporation

Career Education is the parent of two regionally accredited Universities with programs in business studies, information systems and technology, and criminal justice (primarily offered online and at four small ground-
based campuses), two regionally accredited Career Schools (Briarcliffe and Harrington), fifteen nationally accredited Culinary Schools (as well as one regionally accredited school) and eighteen nationally accredited allied health, technology and art & design schools.

Colorado Technical University

American InterContinental University

Le Cordon Bleu

Sanford-Brown

Briarcliffe College

Missouri College

Brooks Institute

Harrington College of Design

Confidential – For Internal Use Only
Diverse Portfolio of Career Oriented Schools

University – Beginning to see favorable business
trends.  Goal is to generate modest total student
enrollment growth.
Culinary Arts – Recent total student enrollment
growth due to Associate-Degree.  Strategy in
place to stabilize performance.
Career Colleges – Completed brand
consolidation and expansion of campus mission
statements.  In process of adding new programs
to better serve students and accommodate local
workforce demands.  Strategy in place to
stabilize performance.

Confidential – For Internal Use Only Diverse Portfolio of Career Oriented Schools Ongoing operations. Excludes campuses in “teach out.”

Confidential – For Internal Use Only
Business Overview

Dynamic educational services company committed to quality, career-focused learning to a diverse student population through online, on-ground and hybrid learning program offerings.
• Approximately 30,250 students, or 63% of total enrollments, are online students.
• Focus on improving the educational experiences and outcomes of students and helping bridge the gap between learners seeking new skills and employers looking for talent to help them succeed.
• Turnaround process underway, led by seasoned executive management team with extensive industry experience.
University,
30,600
Career
Colleges,
9,500
Culinary
Arts,  8,000
Enrollments of 48,100
As of 6/30/14
University,
$549
Career
Colleges,
$206
Culinary
Arts, $172
TTM Revenue of $927 ($ in millions)
Twelve months ended 6/30/14

1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013*
TTM 2014

Confidential – For Internal Use Only
A Summary of Career Education’s History

• Company founded in 1994 and went public in 1998.
• Business built through a series of acquisitions.
• Company and industry have experienced two market downturns – the most recent one being more severe.
Revenue ($ millions)
Heightened regulatory
environment, placement rate
investigation, economic  and
competitive pressures and
negative press.
Heightened regulatory environment
(including AIU probationary status that
was lifted late in 2007), economic and
competitive pressures and negative
press.
# of Students
* A portion of the 2013 decrease is due to the Company selling its International segment.
-
20,000
40,000
60,000
80,000
100,000
120,000
140,000
$0
$500
$1,000
$1,500
$2,000
$2,500
Revenue Total Student Enrollments

Confidential – For Internal Use Only
Key Investor Objectives to Turnaround Strategy

• Strengthen Academic Outcomes, Enhance Regulatory Compliance
and Simplify Business Model.
• Generate Modest University Total Student Enrollment Growth.
• Stabilize Career School Enrollments.
• Reduce Organizational Cost Structure.
• Successfully Complete the Teach Out of Transitional Schools.
We also regularly evaluate the Company’s assets to determine where best to deploy our capital and structure our organization to provide the greatest opportunity for long-term, sustainable shareholder growth.

Confidential – For Internal Use Only
Improving Academic Outcomes, Enhanced Regulatory
Compliance and Simplification

•
Improvement in the rate at which University students continue on to their second class.
•
For the 2013 cohort, more than 90% of our 38 nationally-accredited
ACICS campuses that are not in teach out reported higher placement rates when compared to the 2012 reporting year.
•
HLC acted to continue their regional accreditation of AIU and CTU in
2014 and 2013, respectively.
•
Consolidation of Health and Design & Technology programs.
•
Brand consolidation – combining legacy Sanford-Brown, IADT and
Brown College into new Sanford-Brown with an expanded mission statement.

Confidential – For Internal Use Only
Generate Modest University Total Student Enrollment Growth

(4,900)
(4,200)
(3,300)
(3,000)
(1,400)
Change in Total Student Enrollments vs. Prior Year Quarter
Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014
(2,000)
(1,300)
(700)
(800)
(600)
(2,900)
(2,900)
(2,600)
(2,200)
(800)
CTU AIU

Confidential – For Internal Use Only
Stabilize Career School Enrollments - Total Student
Enrollments – Career Schools

20,300
18,500
18,900
20,200
17,500
Total Student Enrollments
10,800
12,300
11,000
11,800
9,500
7,700
8,000
7,900
8,400
8,000
2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014
Career Colleges Culinary Arts

Confidential – For Internal Use Only
Operating Expenses ($ millions)
Reduce Organizational Cost Structure – Progress Underway

$1,542
$1,272
$606
$546
Reduced by
$212 million
Reduced by
$63 million
FY 2012 & FY 2013 data as reported in the Company’s 2013 10-K and based on schools that were in continuing operations at
12/31/13.  YTD 2Q 2013 and YTD 2Q 2014 data as reported in the Company’s 2Q 2014 10-Q and based on schools that were in continuing operations at 6/30/14.
$1,133
$951
$455
$403
$302
$272
$139
$128
FY 2012 FY 2013 YTD 2Q 2013 YTD 2Q 2014
Other Operating Expenses Advertising Impairments
Insurance Recovery Legal Settlements

Confidential – For Internal Use Only
Reduce Organizational Cost Structure - Additional Opportunities

•
Educational services & facilities - Additional opportunity to optimize real estate footprint.
•
Advertising – Generate efficiencies / lower lead generator volumes.
•
Administrative expenses - As a percentage of revenue, Career Education administrative expenses are approximately 30%.
–
While industry comparisons can fluctuate in terms of classification of expenses, the industry average is closer to 20%-22%.
2Q 2014
% of
Revenue
YTD 2Q
2014
% of
Revenue
Total Revenue $229,292 $470,659
OPERATING EXPENSES
Educational services and facilities $80,399 35.1% $162,665 34.6%
General & Administrative:
Advertising $57,314 25.0% $127,884 27.2%
Admissions $30,806 13.4% $63,669 13.5%
Administrative $66,276 28.9% $143,476 30.5%
Bad Debt $6,474 2.8% $12,263 2.6%
Total G&A $160,870 70.2% $347,292 73.8%

Confidential – For Internal Use Only
Successfully Complete Teach Out of Transitional Schools

• Transitional Schools operating losses in FY 2013 were approximately ($77) million which was primarily cash outflow.
• This fiscal year (through June 2014), we closed 16 campuses, divested one campus and are scheduled to close an additional 4 campuses by the end of this year.
• The 17 campuses that have been closed or divested as of June 2014 generated approximately ($43) million of operating losses in FY 2013.
32 32
30
21
13
9
5
1
0
2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014 4Q 2014 4Q 2015 4Q 2016 1Q 2017
# of Transitional Schools

Confidential – For Internal Use Only
Financial Overview : Profitable University Segment

• CTU financially strong with trailing twelve month operating margin of 19.7%.
• AIU moving closer to break-even performance.
University Revenue & Operating Income - (in $000)
Trailing 12-Months
Revenue and
Operating Income
$549,358
$134,726
$146,492
Quarter Operating
Income
$52,562
$19,626 $18,083
Quarter Revenue
($100,000)
$0
$100,000
$200,000
$300,000
$400,000
$500,000
$600,000
2Q 2014 2Q 2014 2Q 2014 2Q 2013 2Q 2014 2Q 2013
CTU AIU

Confidential – For Internal Use Only
Financial Overview : Improving Adjusted EBITDA

Excludes significant items as disclosed in the Non-GAAP reconciliation at the end of these slides.
• Ongoing EBITDA exhibits seasonality fluctuations due to higher advertising investments in 1Q and 3Q.
Trailing Twelve Month (TTM)
Adjusted EBITDA – Ongoing
Operations (in $000)
Quarterly Adjusted EBITDA – Ongoing Operations (in $000)
TTM 2Q
2014
TTM 1Q
2014
2Q 2014 2Q 2013 1Q 2014 4Q 2013
($35,346)
($44,083)
($3,139)
($11,876)
($14,103)
$139
($18,243)
3Q 2013

Confidential – For Internal Use Only
Financial Overview : Strong Cash Position

(In 000’s)
(1)  Balances presented above are quarter end balances and include both Continuing and Discontinued Operations.
(2)  The increase in 4Q 2013 is attributed to proceeds from the sale of the Company’s International segment.
$363,099
(2)
• Cash projection for fiscal year 2015 assumes rolling three-month average cash balance of not less than $190 million, excluding any payments for real estate buyout transactions or other significant unplanned cash payments.
$241,840
$227,515
$315,661
$274,617
$0
$50,000
$100,000
$150,000
$200,000
$250,000
$300,000
$350,000
$400,000
2Q 2013 3Q 2013 4Q 2013 1Q 2014 2Q 2014
Cash, Cash Equivalents and Short-Term Investments
(1)

Confidential – For Internal Use Only
Key Investment Highlights

• Turnaround strategy in place with execution progressing.
• Favorable industry dynamics in terms of market size and employer demand for skilled workers.
• Diverse business model with both online and campus based portfolio of assets.
• Strong balance sheet and cash position.
• Dedicated management team with extensive industry experience.

Confidential – For Internal Use Only
Reconciliation of GAAP to Non-GAAP Items

Adjusted EBITDA Q2 2014 Q1 2014 Q4 2013 Q3 2013 Q2 2013
Pre-tax loss from continuing operations (33,746) $         (41,350) $         (45,319) $         (56,411) $         (49,300) $
Transitional Schools operating loss
(2)
8,841 7,308 11,227 9,004 9,716
Interest (income) expense, net (177) (25) 65 16 (548)
Loss (gain) on sale of business - - (68) 39 222
Depreciation and amortization
(3)
12,799 13,305 14,062 14,399 14,749
Stock based compensation
(3)
1,020 1,341 1,580 1,713 1,631
Legal settlements
(3) (4)
1,600 5,850 17,000 300 8,300
7,403 74 4,516 11,513 3,966
(879) (606) (2,924) 1,184 (612)
Adjusted EBITDA--Ongoing Operations
(2)
(3,139) $           (14,103) $         139 $                (18,243) $         (11,876) $
Adjusted EBITDA per diluted share (0.05) $             (0.21) $             0.00 $               (0.27) $             (0.18) $
Pre-tax loss from discontinued operations (10,964) $         (16,573) $         119,133 $        (20,290) $         (16,287) $
Transitional Schools operating loss
(2)
(8,841) (7,308) (11,227) (9,004) (9,716)
Loss (gain) on sale of business 311 - (130,109) - -
International Schools operating (income) loss
(7)
- - (11,434) 7,608 3,659
Interest (income) expense, net - - (51) (22) (14)
Depreciation and amortization
(8)
1,595 2,126 2,364 2,552 2,818
Legal settlements
(8)
- - - - 1,700
51 (7) 2,467 72 -
1,436 3,099 5,766 (3,092) (2,611)
(16,412) $         (18,663) $         (23,091) $         (22,176) $         (20,451) $
Adjusted EBITDA per diluted share (0.24) $             (0.28) $             (0.35) $             (0.33) $             (0.31) $
Asset impairments
(3) (5)
Unused space charges
(3) (6)
Asset impairments
(8)
Unused space charges
(6) (8)
CAREER EDUCATION CORPORATION AND SUBSIDIARIES
(In thousands, except per share amounts)
(2)
Adjusted EBITDA--Transitional and Discontinued Operations
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP ITEMS
(1)

Confidential – For Internal Use Only
Reconciliation of GAAP to Non-GAAP Items – con’t

(1)
(2)
(3)
Quarterly amounts relate to ongoing operations, which excludes Transitional Schools.
(4) Legal settlement amounts are net of insurance recoveries and are recorded within the following segments:
Q2 2014 Q1 2014 Q4 2013 Q3 2013 Q2 2013
CTU - $                 (900) $               1,300 $            - $                 - $
Career Colleges - - 200 300 8,300
Culinary Arts 2,000 3,000 15,500 - -
Corporate & Other (400) 3,750 - - -
Total 1,600 $            5,850 $            17,000 $          300 $                8,300 $
(5)
(6)
(7)
(8)
The Company believes it is useful to present non-GAAP financial measures which exclude certain significant items as a means to understand the performance of its core business.  As a general matter, the Company uses non-GAAP financial measures in conjunction with results presented in accordance with GAAP to help analyze the performance of its core business, assist with preparing the annual operating plan, and measure performance for some forms of compensation. In addition, the Company believes that non-GAAP financial information is used by analysts and others in the investment community to analyze the Company's historical results and to provide estimates of future performance and that failure to report non-GAAP measures could result in a misplaced perception that the Company's results have underperformed  or exceeded expectations.
Asset impairments primarily relate to trade name impairment charges within Culinary Arts of $7.4 million, $10.7 million and $2.3 million which were recorded during the second quarter of
2014, third quarter of 2013 and the second quarter of 2013, respectively, and within Career Colleges of $1.7 million during the second quarter of 2013.
Unused space charges represent the net present value of remaining lease obligations less an estimated amount for sublease income as well as the subsequent accretion of these charges.
The International Schools segment was sold during the fourth quarter of 2013. As such, management excludes operations from the International Schools when assessing results and trends of
Transitional Schools and Discontinued Operations.
Quarterly amounts relate to Transitional Schools and Discontinued Operations, excluding International.
We believe Adjusted EBITDA allows us to compare our current operating results with corresponding historical periods and with the operational performance of other companies in our industry because it does not give effect to potential differences caused by items we do not consider reflective of underlying operating performance. We also present Adjusted EBITDA because we believe it is frequently used by securities analysts, investors and other interested parties as a measure of performance. In evaluating Adjusted EBITDA, investors should be aware that in the future we may incur expenses similar to the adjustments presented above. Our presentation of Adjusted EBITDA should not be construed as an inference that our future results will be unaffected by expenses that are unusual, non-routine or non-recurring. Adjusted EBITDA has limitations as an analytical tool, and you should not consider it in isolation, or as a substitute for net income (loss), operating income (loss), or any other performance measure derived in accordance and reported under GAAP or as an alternative to cash flow from operating activities or as a measure of our liquidity.
Non-GAAP financial measures when viewed in a reconciliation to corresponding GAAP financial measures, provides an additional way of viewing the Company's results of operations and the factors and trends affecting the Company's business. Non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding financial results presented in accordance with GAAP.
Management assesses results of operations for ongoing operations, which excludes Transitional Schools, separately from Transitional Schools. As schools within the Transitional Schools segment are fully taught-out, these schools will be recast as components of Discontinued Operations. As a result, management views adjusted EBITDA from ongoing operations separately from Transitional Schools and Discontinued Operations to assess results and make decisions.  Accordingly, Transitional Schools operating loss is added back to pre-tax loss from continuing operations and subtracted from pre-tax loss from discontinued operations.